Lines of credit	12 Months Ended
Dec. 31, 2012
Long-term debt/Lines of credit [Abstract]
Lines of credit

15. Lines of credit

Our available credit facilities amount to EUR 500.0 million as of December 31, 2012 and as of December 31, 2011. The amount at December 31, 2012 consists of one EUR 500.0 million committed revolving credit facility from a group of banks that will mature in 2015. The credit facility contains a restrictive covenant that requires us to maintain a minimum committed capital to net total assets ratio of 40.0 percent calculated in accordance with contractually agreed definitions. As of December 31, 2012 and December 31, 2011, this ratio was 85.8 percent and 87.7 percent, respectively. Therefore, we are in compliance with the covenant at the end of 2012 and 2011. Outstanding amounts under this credit facility will bear interest at EURIBOR or LIBOR plus a margin that depends on our liquidity position. No amounts were outstanding under this credit facility at the end of 2012 and 2011.